EXHIBIT 99.10

                                ESCROW AGREEMENT



     THIS ESCROW AGREEMENT ("Agreement") is made and entered into by and among the undersigned Seller, Purchaser, and Escrow Agent as of December ___, 2002:

                              W I T N E S S E T H:

     WHEREAS, as used throughout this Escrow Agreement the following terms shall be deemed to refer to the following:

          A.     Purchaser:
     Professional Lease Management Income Fund I, LLC, a Delaware limited liability company

          B.     Seller:
               PLM  International,  Inc.,  a  Delaware  corporation

          C.     Escrow  Agent:
               Trenam  Kemker  Scharf  Barkin  Frye  O'Neill  &  Mullis,  P.A.

D.     Escrow  Funds:
$3,585,850.00

E.     Governing  State:
               Florida

F.     Assets:
50 Pressure Tank Cars, having the identifying numbers to be determined as more particularly described in Commitment Letter (Exhibit "A") attached hereto and made a part hereof.

     WHEREAS, Seller and Purchaser have entered into the commitment to sell and purchase the Assets, all subject to the terms and conditions of their agreement ("Agreement"); and

     WHEREAS, Seller and Purchaser believe that the Escrow Funds represent the full sales price of all of the Assets; and

     WHEREAS, in connection with the administration of the closing under the Agreement, Purchaser and Seller have agreed that Purchaser will deposit the Escrow Funds with Escrow Agent to be held and applied by said Escrow Agent in accordance with the terms of this Escrow Agreement.

     NOW, THEREFORE, in consideration of the agreements set forth in the Agreement and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.     Delivery.  By  execution of this Escrow Agreement the Escrow Agent hereby
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acknowledges  receipt  of  the  Escrow  Funds  from  Purchaser.
2.     Escrow.  Escrow Agent hereby agrees to hold, administer, and disburse the
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Escrow  Funds  pursuant to this Agreement.  Escrow Agent shall invest the Escrow
Funds in an interest bearing money market account and any interest or other income which is earned on the Escrow Funds shall become a part of the Escrow Funds, shall inure to the benefit of Purchaser, and shall be disbursed by Escrow Agent pursuant to this Escrow Agreement.
3.     Fee.  Escrow  Agent's  fee  shall  be  paid  by  Purchaser.
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4.     Term.  The term of this Escrow Agreement shall commence as of the date of
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deposit  of  the  Escrow  Funds  with Escrow Agent, and shall terminate upon the earlier to occur of (a) the date of full disbursement of the Escrow Funds in accordance with the terms of this Agreement, or (b) March 31, 2003.
5.     Disbursementof  the  Escrowed  Funds.
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          (a)     Seller, Purchaser and Escrow Agent agree that the Escrow Funds will be disbursed upon presentation to Escrow Agent within five (5) business days following receipt by Escrow Agent of either: (i) written instructions or direction from Purchaser of the amount(s) to be disbursed to Seller from the Escrow Funds; or (ii) joint written instructions or direction from both Seller and Purchaser of the amount(s) to be disbursed to Seller from the Escrow Funds; or (iii) written instructions or direction from Purchaser of the amount(s) to be disbursed to Purchaser from the Escrow Funds. Escrow Agent will disburse the Escrow Funds or the designated applicable portion thereof, by Escrow Agent's trust account check, delivered the address noted in the disbursement authorization letter. The liability of Escrow Agent to disburse or pay funds to Seller or Purchaser will not exceed the Escrowed Funds in the possession of Escrow Agent.

          (b) Notwithstanding the foregoing, in the event that Escrow Agent has not received written directions, as provided in Paragraph 5(a) of this Escrow Agreement, to disburse all of the Escrow Funds by March 31, 2003, then Escrow Agent shall deliver a written request to Purchaser for direction on the disbursement of the Escrow Funds remaining undisbursed. Upon receipt of direction from Purchaser, Escrow Agent shall promptly disburse funds as so directed by Escrow Agent's trust account check. Notwithstanding, in the event that Escrow Agent does not receive direction to disburse all of the remaining Escrow Funds as requested, Escrow Agent shall disburse all of the remaining Escrowed Funds to Purchaser. Upon disbursement of all of the Escrowed Funds, either in accordance with the terms of Paragraphs 5 (a) or (b) of this Agreement, Escrow Agent shall thereby be discharged and released in respect to its obligations hereunder and this Escrow Agreement shall terminate and the parties hereto shall have no further obligations hereunder.

6.     Dispute.  In  the  event  of  a  dispute  as to the release of the Escrow
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Funds,  then  Escrow  Agent  shall  be  entitled  to tender into the registry or custody of the District Court of the state of Florida, Pinellas County, the Escrow Funds then in Escrow Agent's possession, together with such legal pleadings as it may deem appropriate. Upon such tender of the Escrow Funds into
     Court, the Escrow Agent shall be relieved and fully discharged from any and all further duties and liabilities under this Agree-ment.
7.     Liability  of  Escrow  Agent.  In performing any of its duties hereunder,
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Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default or breach of trust. Without limiting the foregoing, Escrow Agent accordingly shall not incur any such liability with respect to (a) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Escrow Agreement, or (b) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Escrow Agreement, not only as to the due execution, validity, and effectiveness of any such notice, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person, and to conform with the provisions of this Escrow Agreement. All parties agree that Escrow Agent, by virtue of its acting as Escrow Agent hereunder, shall not be precluded from representing Seller or Purchaser as its legal counsel in connection with this Escrow Agreement or the Escrowed Funds. In addition, Seller and Purchaser acknowledge that the Escrow Funds exceeds the limits of insurance for FDIC-insured deposits, and release Escrow Agent from any liability for any loss resulting from bank failure.
8.     Indemnification.  Seller  hereby agree to indemnify and hold Escrow Agent
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harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties and rights hereunder, including, without limitation, any litigation arising from this Escrow Agreement or the subject matter hereof.
9.     Notice.  Wherever  any  notice  is  required or permitted hereunder, such
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notice shall be in writing and shall be delivered in person or sent by overnight courier or by registered or certified mail, return receipt requested, with postage prepaid, to the parties hereto at the addresses set forth below such parties signature to this Agreement or to such other addresses as are specified by written notice delivered in accordance herewith. Notice mailed as herein provided shall be deemed received by the party to whom it is addressed on the postmark date of such notice.

10.     Miscellaneous.  (1) This Agreement shall be binding upon and shall inure
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to  the  benefit  of  the  parties hereto and their respective heirs, executors, administrators, personal representa-tives, successors and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives. (2) Time is of the essence of this Agreement. (3) This Agreement is to be governed by and construed under the laws of the Governing State. (4) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement as of the date and year first above written.


                    PURCHASER:

Professional  Lease  Management  Income  Fund  I,  LLC


By:


Address:     c/o  235  3rd  Street  South,  Suite  200
          St.  Petersburg,  Florida  33701

                    SELLER:

PLM  International,  Inc.


By:


Address:     c/o  235  3rd  Street  South,  Suite  200
          St.  Petersburg,  Florida  33701

                    ESCROW  AGENT:

Trenam  Kemker  Scharf  Barkin  Frye  O'Neill  &  Mullis,  P.A.


By:

                         Name:

Title:


                    Address:     101  East  Kennedy  Boulevard,  Suite  2700
                              Tampa,  Florida  33602